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Scudder Tax Managed Growth Fund

Fund #306

Annual Report
October 31, 1999

The fund seeks long-term growth of capital on an after-tax basis.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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       4    Letter from the Fund's President

       6    Performance Update

       8    Portfolio Summary

      10    Portfolio Management Discussion

      16    Glossary of Investment Terms

      17    Investment Portfolio

      25    Financial Statements

      28    Financial Highlights

      29    Notes to Financial Statements

      33    Report of Independent Accountants

      34    Tax Information

      35    Officers and Trustees

      36    Investment Products and Services

      38    Scudder Solutions

Scudder Tax Managed Growth Fund
--------------------------------------------------------------------------------
                                                                 fund number 306
--------------------------------------------------------------------------------

Date of Inception:
9/18/98
                        o Reflecting Scudder Tax Managed Growth Fund's disciplined approach to selecting stocks with above-average return potential and attractive valuations, the fund returned 7.77% for the 12-month period ended October 31, 1999.

Total Net Assets as of 10/31/99:
$4.1 million
                        o A handful of large-cap growth and technology stocks recorded impressive returns while the broader market provided comparatively modest returns.

                        o The fund's emphasis on companies that are trading for almost half the valuations of the S&P 500 Index was not rewarded as investors set aside company fundamentals in favor of a select group of highly valued stocks.

                        o With a few stocks leading market returns, the portfolio's broad diversification across 150 holdings with no position greater than 21/4% of assets limited its performance.


                                               SCUDDER TAX MANAGED GROWTH FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Lynn S. Birdsong
President,
Scudder Tax Managed Growth Fund

Dear Shareholders,

This fiscal period has tested one's commitment to an investment approach, as a handful of stocks continued to record impressive results. Pursuing such short-term returns can be tempting, but we know that successful investing is not premised solely on investing in last week's or last year's winners. It is based on a thoughtful long-term approach that includes exposure to several asset classes that offer the potential to earn a positive return when other investments may not.

Over the 12-month fiscal period for Scudder Tax Managed Growth Fund, we witnessed unusually strong performance from a shrinking number of highly valued large-cap growth and technology stocks. This narrow market leadership has propelled the broader market averages higher while many stocks have provided modest returns. As a result, I encourage you to seriously review your portfolio's exposure to assets that may have become overvalued, especially given the four consecutive years of 20%+ gains for the S&P 500 Index. We believe that this environment warrants an emphasis on securities that are fairly- or undervalued, (such as those in which Scudder Tax Managed Growth Fund invests) or have a low correlation to recent strong performers.

In the following pages, portfolio managers Robert D. Tymoczko and Philip S. Fortuna describe how their investment process -- unlike that used by other mutual funds -- is designed to maximize


4 SCUDDER TAX MANAGED GROWTH FUND
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shareholders' after-tax returns by systematically analyzing each stock's potential return on an after-tax basis.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Tax Managed Growth Fund.

Sincerely,

/s/ Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Tax Managed Growth Fund


                                               SCUDDER TAX MANAGED GROWTH FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE.

LINE CHART DATA:


                       Scudder
                     Tax Managed               S&P 500
                     Growth Fund                Index*

 9/98**                 10000                   10000
10/98                   10608                   10814
 1/99                   11391                   12638
 4/99                   11926                   13228
 7/99                   12085                   13207
10/99                   11432                   13591


                       Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Tax Managed Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 10,777                7.77%               7.77%
Life of Fund**                $ 11,433               14.33%              12.79%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,568               25.68%              25.68%
Life of Fund**                $ 13,591               35.91%              32.69%

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. Total return would have been lower if certain expenses had not been reduced.

** The Fund commenced operations on September 18, 1998. Index comparisons begin September 30, 1998.


6 SCUDDER TAX MANAGED GROWTH FUND
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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

S&P 500 Index*

                         Yearly periods ended October 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE, ILLUSTRATING
THE FUND TOTAL RETURN AND INDEX TOTAL RETURN* AS BELOW.

                                                          1998**            1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                                6.08              7.77

Index Total
Return (%)                                                8.14             25.68

Net Asset
Value ($)                                                12.73             13.66

Income
Dividends ($)                                               --               .06

Capital Gains
Distributions($)                                            --                --

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 18, 1998. Index comparisons begin September 30, 1998.

      Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the 1-year and life of Fund periods would have been lower.


                                               SCUDDER TAX MANAGED GROWTH FUND 7
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Portfolio Summary
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                                                                October 31, 1999
--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
The fund seeks to be fully invested in a broad selection of large- and mid-cap stocks with attractive valuations.

Common Stocks             100%
----------------------------------
                          100%
----------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
An emphasis on stocks with attractive valuations has resulted in an overweighting in the financial sector and an underweighting in the telecommunications and technology sectors.

Financial                   19%
Consumer Discretionary      16%
Technology                  14%
Manufacturing               12%
Utilities                    9%
Durables                     7%
Health                       4%
Service Industries           4%
Communications               3%
Other                       12%
-----------------------------------
                           100%
-----------------------------------

[PIE CHART]


8 SCUDDER TAX MANAGED GROWTH FUND
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--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(16% of Portfolio)

To identify individual securities for purchase, management utilizes a proprietary, quantitative screening process that incorporates stock valuation, trends in fundamentals, and price momentum.

1.    Intel Corp.
      Producer of semiconductor memory circuits

2.    Adobe Systems Inc.
      Print and graphic software systems

3.    Citigroup, Inc.
      Diversified financial services company

4.    AES Corp.
      Provider of electricity

5.    Florida Progress Corp.
      Electric utility holding company

6.    Gateway Inc.
      Marketer of personal computers and related products and services

7.    Chase Manhattan Corp.
      Commercial bank

8.    Transatlantic Holdings, Inc.
      Property and casualty reinsurance

9.    Hewett-Packard Co.
      Measurement and test instruments, computer systems

10.   Comverse Technology Inc.
      Designs, manufactures, markets and supports various software for multimedia communications

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                               SCUDDER TAX MANAGED GROWTH FUND 9
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Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, portfolio managers Robert D. Tymoczko and Philip S. Fortuna discuss the market environment and their approach to managing the fund.

      Q: A handful of highly valued large-cap growth stocks dominated market returns over much of the 12-month period that ended October 31, 1999. How would you characterize this environment?

      A: This has been an unusual period in which a few stocks dominated while the broader market provided only modest returns. Performance has been striking for a select group of technology, especially Internet, stocks. The 86.66% return of the unmanaged Pacific Stock Exchange Technology Index is evidence of tech's huge gains over the period, which stood in sharp contrast to the 25.68% return of the S&P 500 Index. Technology stocks, which have attained unprecedented valuations, reflect high investor expectations.

      Q: How did this environment affect diversified portfolios?

      A: The focus on this select group of stocks has come at the expense of other sectors, causing investors with broadly diversified portfolios to lag the market averages. One of the reasons that diversified portfolios have lagged the market indices is that the stocks with the strongest performance have also been among the largest in terms of market capitalization. This factor has had a significant effect on index returns that are calculated based on market capitalization weightings, such as the unmanaged S&P 500 (the fund's benchmark) and Russell 1000 indices. This means that stocks with the largest market capitalizations, such as Microsoft, Cisco, and Lucent Technologies (4.2%, 2.0%, and 1.8% of the S&P 500, respectively) have a greater impact on index performance, primarily due to their size. Essentially, if you were not invested in these stocks, your return trailed the indices during this period.

      The heavy emphasis on a shrinking number of highly valued, e.g., high price/earnings (p/e), high price/book (p/b) value stocks, left little attention for stocks with good


SCUDDER TAX MANAGED GROWTH FUND 10
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      earnings growth rates and attractive valuations -- stocks that are typical of the fund's holdings. This phenomenon impacted the performance of growth versus value stocks, which diverged to one of its widest points on record. The 34.25% return of the unmanaged Russell 1000 Growth Index illustrates the dominance of growth stocks, contrasting with the 16.52% return of the Russell 1000 Value Index for the same period.

      Q: How did the fund perform?

      A: The fund underperformed the S&P 500 with a 7.77% return for several reasons. While the fund typically invests in stocks using a quantitative model to identify the most attractively valued stocks, the fund's broad diversification among 150 stocks and less than 21/4% position in any single issuer limited its participation in the biggest gainers.

      In managing the portfolio we focus on stocks that meet our criteria for attractive valuations. You can see this by comparing the portfolio's characteristics with those of the broader market. For example, the fund's p/e ratio stood at 17.5x while the S&P 500 Index p/e was nearly twice the fund's at 30.8x. Another valuation measure we look at is the p/b ratio. The fund's ratio was 2.7x versus 4.7x for the S&P 500. When you consider that the fund's realized monthly average earnings per share growth rate (12-month trailing periods) is the essentially the same as the S&P 500 ($15.47 versus $15.40), you could say that we paid about half as much for our own holdings compared to the S&P 500 for the same growth rate. Unfortunately, investors have not been focused on companies with strong fundamentals, but instead have concentrated on a few stocks, irrespective of their prices or valuations.

      Q: Within the structure of your investment discipline, what helped or hurt performance?

      A: There were four primary factors that held back the fund's performance over the 12 months: relative strength, lower earnings variability, lower price volatility, and


                                              SCUDDER TAX MANAGED GROWTH FUND 11

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      market capitalization. The market has very much been driven by momentum.
      That is, stocks that have done well in the recent past continued to perform well. This relative strength trend is not typical for the market and it worked against us during the period. Lower earnings variability usually is a reliable indicator of stocks that provide better performance over time. During this period, stocks with the greatest earnings variability provided the best returns. In addition, stocks with lower price volatility did not provide superior returns. Again, investors typically prefer stocks with lower volatility, but just the opposite occurred in this environment -- investors sought stocks that were more volatile, which also generally provided the best returns. Lastly, our weighting of the portfolio in mid-cap stocks limited performance, as larger-cap stocks provided the best returns (at the end of the period the fund's market-cap was $20 billion versus $90 billion for the S&P 500). While these factors proved challenging for the fund's investment discipline over the period, we believe that this environment has been highly unusual. Eventually, we expect the environment to return to one that is more in line with historical trends.

      Q: How did the fund's industry sector weights affect performance?

      A: Our investment discipline resulted in an overweighting in the finance sector, which contributed to performance in October as progress was made in Washington toward repealing the Glass-Steagall Act. Historically, this Act has kept investment banking and consumer banking separate, but its repeal may spur a number of new combinations within the financial services industry. Nevertheless, our overweight position in the finance sector was the largest detractor from performance over the 12 months due, in part, to the negative effects of rising interest rates on financial companies. In addition, the fund has been underweighted in telecommunications and technology because of the extraordinarily high valuations for most companies in these sectors. While it is easy for one to look


12 SCUDDER TAX MANAGED GROWTH FUND
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      back and wish the fund had had greater exposure, we do not have a positive outlook for these sectors given their extremely high valuations.

      Q: The fund's investment universe is comprised of approximately 1,000 mid- and large-cap U.S. companies. How do you assess the return potential of these stocks?

      A: We rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. We consider three primary factors: valuation, trends in fundamentals, and price momentum. Our valuation measures tell us how cheap the security is relative to our overall stock universe. Earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum enables us to assess how the market is responding to these fundamentals. Each company is then ranked based on its relative attractiveness.

      Q: How are these rankings used to manage a tax-efficient portfolio?

      A: We first build a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, we hold approximately 150 securities. On an ongoing basis, we then use a tax-aware portfolio optimization process to determine which securities should be replaced due to diminishing growth prospects, while creating the lowest tax impact for shareholders. The process allows us to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and the tax consequences of portfolio turnover.

      Q: What were the results of this process from an individual stock selection standpoint?

      A: We had a number of strong performers, however, it is interesting to note that -- similar to the overall market -- we had a few stocks that performed extremely well, but a lot of stocks that produced average or negative returns.


                                              SCUDDER TAX MANAGED GROWTH FUND 13

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      We've included a table below that highlights the fund's top and bottom performers over the 12 months.

      --------------------------------------------------------------------------
                                                     Price return on shares held
                                                     for the 12-month period
      Top Five Perfomers                             ended October 31, 1999
      --------------------------------------------------------------------------
      Comverse Technology                                     382%
      --------------------------------------------------------------------------
      Scientific-Atlanta, Inc.                                229%
      --------------------------------------------------------------------------
      Best Buy Co., Inc.                                      159%
      --------------------------------------------------------------------------
      Biogen, Inc.                                            115%
      --------------------------------------------------------------------------
      Electronic Arts, Inc.                                   113%
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                                                     Price return on shares held
                                                     for the 12-month period
      Bottom Five Perfomers                          ended October 31, 1999
      --------------------------------------------------------------------------
      American Greeting Corp. A                               -33%
      --------------------------------------------------------------------------
      Kmart Corp.                                             -24%
      --------------------------------------------------------------------------
      Litton Industries, Inc.                                 -20%
      --------------------------------------------------------------------------
      Centex Corp.                                            -16%
      --------------------------------------------------------------------------
      Johns Manville Corp.                                    -16%
      --------------------------------------------------------------------------

      Q: Given the strong performance of the S&P 500 over the last four years, can stocks record 20%+ returns again in 2000?

      A: We think it should come as no surprise that we are not expecting a repeat of the market's performance in the new year. However, the U.S. economy remains healthy, inflation is low, and even though interest rates have risen this year, rates are still at relatively low levels. Technology stocks are one of the most sensitive to the higher interest rate environment in our opinion, but to-date, this sector has been largely unaffected. We remain concerned about stocks with high valuations because we believe that eventually investors will return to investing in profitable companies with growing earnings and reasonable valuations.


14 SCUDDER TAX MANAGED GROWTH FUND
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Scudder Tax Managed Growth Fund:
A Team Approach to Investing

Scudder Tax Managed Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Robert D. Tymoczko

Lead Portfolio manager Robert D. Tymoczko has responsibility for the fund's day-to-day management and investment strategies. Mr. Tymoczko joined the adviser in 1997 as a quantitative analyst and has five years of experience in quantitative research and econometric modeling.

[PHOTO]
Philip S. Fortuna

Portfolio manager Philip S. Fortuna joined the adviser in 1986 as a manager of institutional equity accounts. Mr. Fortuna is currently director of the Adviser's quantitative group.


                                              SCUDDER TAX MANAGED GROWTH FUND 15
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Glossary of Investment Terms
--------------------------------------------------------------------------------

Growth Stock

Stock of a company that has displayed greater than average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings (higher P/E) and can exhibit greater price volatility.

Market Capitalization

The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

Over/Under Weighting

Refers to the allocation of assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index (e.g. the Russell 2000 Index), or an investment universe.

Price/Earnings higher Ratio (P/E) (also price "earnings multiple")

A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher "earnings multiple" indicates a expected growth rate and the potential for greater fluctuations.

Quantitative Model

A systematic approach to evaluating a security based on its financial characteristics.

Standard Deviation

A statistical measure of the degree to which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

Tax Basis

The price paid by an investor for a stock or bond plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.


Source: Scudder Kemper Investments, Inc. and Barron's Dictionary of Finance and Investment Terms. Additional glossary terms are available at our Internet Web site, www.scudder.com.


16 SCUDDER TAX MANAGED GROWTH FUND
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Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 100%
--------------------------------------------------------------------------------
Consumer Discretionary 16.1%
Apparel & Shoes 1.5%
Jones Apparel Group, Inc.* .........................         1,000        31,625
Liz Claiborne, Inc. ................................           400        16,000
Payless ShoeSource, Inc.* ..........................           300        13,744
Too, Inc.* .........................................            85         1,360
                                                                      ----------
                                                                          62,729
                                                                      ----------

Department & Chain Stores 7.4%
Best Buy Co., Inc.* ................................           600        33,338
Fastenal Co. .......................................           700        25,375
Federated Department Stores, Inc.* .................           700        29,881
Gap, Inc. ..........................................           675        25,059
Home Depot, Inc. ...................................           300        22,650
Kmart Corp.* .......................................           600         6,038
Longs Drug Stores Corp. ............................         1,000        27,250
Neiman Marcus Group, Inc.* .........................           600        14,363
Ross Stores, Inc. ..................................         1,200        24,750
TJX Companies, Inc. (New) ..........................           500        13,563
The Limited, Inc. ..................................           600        24,675
Wal-Mart Stores, Inc. ..............................           900        51,019
                                                                      ----------
                                                                         297,961
                                                                      ----------

Home Furnishings 0.6%
Furniture Brands International, Inc.* ..............           500         9,688
Mohawk Industries, Inc.* ...........................           600        13,763
                                                                      ----------
                                                                          23,451
                                                                      ----------

Hotels & Casinos 1.8%
Harrah's Entertainment, Inc.* ......................         1,100        31,831
MGM Grand, Inc.* ...................................           300        15,300
Marriott International, Inc. "A" ...................           200         6,738
Promus Hotel Corp.* ................................           600        20,550
                                                                      ----------
                                                                          74,419
                                                                      ----------

Recreational Products 0.8%
Harley-Davidson, Inc. ..............................           300        17,794
International Game Technology ......................           700        13,038
                                                                      ----------
                                                                          30,832
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 17
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--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Restaurants 1.1%
Brinker International, Inc.* .....................            700         16,319
Outback Steakhouse, Inc.* ........................          1,200         27,600
                                                                      ----------
                                                                          43,919
                                                                      ----------
Specialty Retail 1.9%
BJ's Wholesale Club, Inc.* .......................            300          9,244
Family Dollar Stores, Inc. .......................          1,400         28,875
Intimate Brands, Inc. ............................            700         28,700
Zale Corp.* ......................................            200          8,375
                                                                      ----------
                                                                          75,194
                                                                      ----------
Miscellaneous 1.0%
Lancaster Colony Corporation .....................          1,100         38,431
                                                                      ----------
Consumer Staples 2.8%
Consumer Specialties 0.5%
American Greeting Corp., "A" .....................            700         18,113
                                                                      ----------
Food & Beverage 1.9%
Dean Foods Co. ...................................            900         41,625
IBP, Inc. ........................................          1,600         38,300
                                                                      ----------
                                                                          79,925
                                                                      ----------
Textiles 0.4%
VF Corp. .........................................            600         18,038
                                                                      ----------
Health 4.2%
Biotechnology 1.5%
Amgen, Inc.* .....................................            200         15,950
Biogen, Inc.* ....................................            600         44,475
                                                                      ----------
                                                                          60,425
                                                                      ----------
Health Industry Services 1.2%
Cardinal Health, Inc. ............................            100          4,313
Medical Manager Corp.* ...........................            100          5,013
Shared Medical Systems Corp. .....................            400         15,100
Wellpoint Health Networks, Inc.* .................            400         23,200
                                                                      ----------
                                                                          47,626
                                                                      ----------
Hospital Management 0.7%
Trigon Healthcare, Inc.* .........................          1,000         28,375
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER TAX MANAGED GROWTH FUND

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                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Medical Supply & Specialty 0.8%
C.R. Bard, Inc. ....................................           400        21,575
St. Jude Medical, Inc.* ............................           400        10,950
                                                                      ----------
                                                                          32,525
                                                                      ----------
Communications 3.3%
Telephone/Communications 3.3%
AT&T Corp. .........................................           400        18,700
Alltel Corp. .......................................           600        49,950
BellSouth Corp. ....................................         1,200        54,000
SBC Communicatons, Inc. ............................           200        10,188
                                                                      ----------
                                                                         132,838
                                                                      ----------
Financial 18.8%
Banks 3.8%
Bank of America Corp. ..............................           700        45,063
Chase Manhattan Corp. ..............................           800        69,900
Commerce Bancshares, Inc. ..........................           525        20,344
U.S. Trust Corporation .............................           200        16,225
                                                                      ----------
                                                                         151,532
                                                                      ----------
Insurance 7.1%
Aetna Inc. .........................................           400        20,100
Financial Security Assurance Holdings Ltd. .........           300        16,913
Jefferson Pilot Corp. ..............................           600        45,038
PMI Group, Inc. ....................................           750        38,906
Progressive Corp. ..................................           200        18,513
Protective Life Corp. ..............................           700        25,331
Transatlantic Holdings, Inc. .......................           800        60,300
Travelers Property Casualty Corp. "A" ..............           600        21,600
Unitrin, Inc. ......................................         1,000        37,438
                                                                      ----------
                                                                         284,139
                                                                      ----------
Consumer Finance 2.7%
Citigroup, Inc. ....................................         1,500        81,188
SLM Holding Corp. ..................................           600        29,363
                                                                      ----------
                                                                         110,551
                                                                      ----------
Other Financial Companies 4.9%
Bear Stearns Companies, Inc. .......................           630        26,854
Edwards (A.G.), Inc. ...............................           600        18,038
Federal Home Loan Mortgage Corp. ...................           200        10,813
Golden West Financial Corp. ........................           300        33,525
GreenPoint Financial Corp. .........................         1,000        28,500
Legg Mason, Inc. ...................................         1,100        40,013

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 19

--------------------------------------------------------------------------------
                                                                         Market
                                                             Shares    Value ($)
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co. .....................          100       11,031
TCF Financial Corporation ............................          900       26,550
                                                                      ----------
                                                                         195,324
                                                                      ----------
Real Estate 0.3%
Catellus Development Corp.* ..........................        1,200       14,100
                                                                      ----------
Media 1.7%
Broadcasting & Entertainment 0.4%
King World Productions, Inc.* ........................          400       15,500
                                                                      ----------
Print Media 1.3%
Knight-Ridder, Inc. ..................................          800       50,800
                                                                      ----------
Service Industries 3.7%
EDP Services 1.2%
Affiliated Computer Services* ........................        1,100       41,800
First Data Corp. .....................................          100        4,569
                                                                      ----------
                                                                          46,369
                                                                      ----------
Investment 1.3%
Donaldson, Lufkin & Jenrette Securities Corp. ........          500       25,875
Paine Webber Group, Inc. .............................          600       24,450
                                                                      ----------
                                                                          50,325
                                                                      ----------
Miscellaneous Commercial Services 0.9%
Kelly Services, Inc. "A" .............................        1,300       38,106

Printing/Publishing 0.3%
Houghton Mifflin Co. .................................          300       12,713
                                                                      ----------
Durables 7.2%
Aerospace 1.2%
AlliedSignal, Inc. ...................................          100        5,694
Northrop Grumman Corp. ...............................          500       27,438
United Technologies Corp. ............................          279       16,880
                                                                      ----------
                                                                          50,012
                                                                      ----------
Automobiles 3.9%
Borg-Warner Automotive, Inc. .........................          500       19,750
Cummins Engine Co., Inc. .............................          300       15,206
Eaton Corp. ..........................................          400       30,100
Ford Motor Co. .......................................        1,000       54,875

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER TAX MANAGED GROWTH FUND

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Genuine Parts Co. ..................................           400        10,425
Navistar International Corp.* ......................           600        25,013
                                                                      ----------
                                                                         155,369
                                                                      ----------
Construction/Agricultural Equipment 0.7%
PACCAR, Inc. .......................................           600        28,275
                                                                      ----------
Leasing Companies 0.4%
Hertz Corp. ........................................           400        17,350
                                                                      ----------
Telecommunications Equipment 1.0%
Scientific-Atlanta, Inc. ...........................           700        40,075
                                                                      ----------
Manufacturing 11.7%
Chemicals 1.8%
Dow Chemical Co. ...................................           400        47,300
Rohm & Haas Co. ....................................           600        22,950
                                                                      ----------
                                                                          70,250
                                                                      ----------
Diversified Manufacturing 2.5%
Ball Corporation ...................................           400        16,125
Cooper Industries, Inc. ............................           500        21,531
Honeywell, Inc. ....................................           100        10,544
National Service Industries, Inc. ..................           500        16,125
Pentair, Inc. ......................................           500        18,813
Tyco International Ltd. (New) ......................           456        18,212
                                                                      ----------
                                                                         101,350
                                                                      ----------
Electrical Products 0.9%
Thomas & Betts Corp. ...............................           800        35,900
                                                                      ----------
Industrial Specialty 4.0%
Carlisle Companies, Inc. ...........................           600        19,950
Centex Corp. .......................................           900        24,131
Fleetwood Enterprises, Inc. ........................           300         6,544
Johns Manville Corp. ...............................           600         6,563
Johnson Controls, Inc. .............................           600        36,450
Sherwin-Williams Co. ...............................           500        11,188
Teleflex Incorporated ..............................           600        20,438
The Valspar Corp. ..................................         1,200        36,225
                                                                      ----------
                                                                         161,489
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 21

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Machinery/Components/Controls 1.5%
Ingersoll-Rand Co. .................................           700        36,575
Tecumseh Products Co., Class A .....................           500        23,969
                                                                      ----------
                                                                          60,544
                                                                      ----------
Miscellaneous 1.0%
Hon Industries, Inc. ...............................         2,000        39,250
                                                                      ----------
Technology 14.0%
Computer Software 5.3%
Adobe Systems, Inc. ................................         1,200        83,925
Compuware Corp.* ...................................           300         8,344
Comverse Technology, Inc.* .........................           500        56,750
Electronic Arts Inc.* ..............................           200        16,163
Symantec Corp.* ....................................           200         9,550
Synopsys Inc.* .....................................           600        37,388
                                                                      ----------
                                                                         212,120
                                                                      ----------
Diverse Electronic Products 1.1%
Solectron Corp.* ...................................           600        45,150
                                                                      ----------
Electronic Components/Distributors 2.0%
Gateway, Inc.* .....................................         1,100        72,669
Tech Data Corp.* ...................................           400         7,525
                                                                      ----------
                                                                          80,194
                                                                      ----------
Electronic Data Processing 1.9%
Apple Computer, Inc.* ..............................           200        16,025
Hewlett-Packard Co. ................................           800        59,250
                                                                      ----------
                                                                          75,275
                                                                      ----------
Military Electronics 0.8%
Litton Industries, Inc.* ...........................           700        32,856
                                                                      ----------
Semiconductors 2.9%
Intel Corp. ........................................         1,100        85,181
Xilinx, Inc.* ......................................           400        31,450
                                                                      ----------
                                                                         116,631
                                                                      ----------
Energy 3.3%
Oil Companies 1.3%
Ashland, Inc. ......................................         1,600        52,800
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER TAX MANAGED GROWTH FUND

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Oil/Gas Transmission 1.0%
El Paso Energy Corporation .......................            700         28,700
Sunoco, Inc. .....................................            500         12,063
                                                                      ----------
                                                                          40,763
                                                                      ----------
Oilfield Services/Equipment 1.0%
Noble Drilling Corp.* ............................            500         11,094
Tidewater, Inc. ..................................            900         27,000
                                                                      ----------
                                                                          38,094
                                                                      ----------
Metals & Minerals 0.3%
Steel & Metals 0.3%
Alcoa, Inc. ......................................            200         12,150
                                                                      ----------
Construction 1.8%
Building Materials 1.3%
LaFarge Corp. ....................................            500         14,844
Vulcan Materials Co. .............................            900         37,181
                                                                      ----------
                                                                          52,025
                                                                      ----------
Building Products 0.5%
Masco Corp. ......................................            700         21,350
                                                                      ----------
Transportation 1.8%
Air Freight 0.2%
FDX Corp.* .......................................            200          8,613
                                                                      ----------
Airlines 0.4%
Southwest Airlines Co. ...........................            900         15,131
                                                                      ----------
Railroads 0.9%
Burlington Northern Santa Fe Corp. ...............            500         15,938
Trinity Industries, Inc. .........................            600         17,888
                                                                      ----------
                                                                          33,826
                                                                      ----------
Trucking 0.3%
CNF Transportation, Inc. .........................            400         13,225
                                                                      ----------
Utilities 9.3%
Electric Utilities 9.3%
AES Corp.* .......................................          1,300         73,350
Allegheny Energy, Inc. ...........................          1,300         41,356
DTE Energy Co. ...................................            500         16,594
Florida Progress Corp. ...........................          1,600         73,300

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 23

--------------------------------------------------------------------------------
                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

GPU, Inc. ......................................             300          10,181
MidAmerican Energy Holdings Co. ................             800          26,900
NSTAR ..........................................           1,255          47,768
OGE Energy Corp. ...............................             500          11,344
Puget Sound Energy, Inc. .......................           1,800          39,825
Texas Utilities Co., Inc. ......................             900          34,875
                                                                      ----------
                                                                         375,493
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,589,251)                                  4,019,820
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,589,251) (a)             4,019,820
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $3,589,251. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $430,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $666,531 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $235,962.

*     Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER TAX MANAGED GROWTH FUND

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $3,589,251) .............   $ 4,019,820
Cash ............................................................        84,302
Dividends receivable ............................................         3,899
Receivable for Fund shares sold .................................           500
Reimbursement from Adviser ......................................        41,047
Other assets ....................................................         1,397
                                                                    -----------
Total assets ....................................................     4,150,965

Liabilities
--------------------------------------------------------------------------------
Other payables and accrued expenses .............................       100,829
                                                                    -----------
Total liabilities ...............................................       100,829
--------------------------------------------------------------------------------
Net assets, at market value                                         $ 4,050,136
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .............................        27,457
Unrealized appreciation (depreciation) on investment securities .       430,569
Accumulated net realized gain (loss) ............................      (132,486)
Paid-in capital .................................................     3,724,596
--------------------------------------------------------------------------------
Net assets, at market value                                         $ 4,050,136
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  ($4,050,136/296,592 outstanding shares of beneficial interest,    -----------
  $.01 par value, unlimited number of shares authorized).........   $     13.66
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
-------------------------------------------------------------------------------
Income:
Dividends .......................................................   $    52,871
Interest ........................................................         3,793
                                                                    -----------
                                                                         56,664
                                                                    -----------
Expenses:
Management fee ..................................................        29,423
Services to shareholders ........................................         5,658
Custodian and accounting fees ...................................        45,859
Trustees' fees and expenses .....................................        28,800
Reports to shareholders .........................................        21,375
Auditing ........................................................        19,650
Legal ...........................................................        14,507
Registration fees ...............................................        30,933
Other ...........................................................         2,035
                                                                    -----------
Total expenses before reductions ................................       198,240
Expense reductions ..............................................      (152,263)
                                                                    -----------
Expenses, net ...................................................        45,977
--------------------------------------------------------------------------------
Net investment income (loss)                                             10,687
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .......................      (132,486)
Net unrealized appreciation (depreciation) during the period on
  investments ...................................................       277,558
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              145,072
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $   155,759
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


26 SCUDDER TAX MANAGED GROWTH FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                         September 18,
                                                                             1998
                                                      Year Ended       (commencement of
                                                      October 31,       operations) to
Increase (Decrease) in Net Assets                        1999          October 31, 1998
---------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $    10,687       $       836
Net realized gain (loss) from investment
   transactions ...................................      (132,486)               --
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       277,558           153,011
                                                      -----------       -----------
Net increase (decrease) in net assets resulting
   from operations ................................       155,759           153,847
                                                      -----------       -----------
Distributions to shareholders from net investment
   income .........................................       (12,914)               --
                                                      -----------       -----------
Fund share transactions:
Proceeds from shares sold .........................     2,012,729         2,134,072
Reinvestment of distributions .....................        12,056                --
Cost of shares redeemed ...........................      (410,090)               --
Redemption fees ...................................         3,477                --
                                                      -----------       -----------
Net increase (decrease) in net assets from Fund
   share transactions .............................     1,618,172         2,134,072
                                                      -----------       -----------
Increase (decrease) in net assets .................     1,761,017         2,287,919
Net assets at beginning of period .................     2,289,119             1,200
Net assets at end of period (including
   undistributed net investment income of $27,457     -----------       -----------
   and $4,314, respectively) ......................   $ 4,050,136       $ 2,289,119
                                                      -----------       -----------

Other Information
-----------------------------------------------------------------------------------

Increase (decrease) in Fund shares
Shares outstanding at beginning of period .........       179,789               100
                                                      -----------       -----------
Shares sold .......................................       145,878           179,689
Shares issued to shareholders in reinvestment of
   distributions ..................................           874                --
Shares redeemed ...................................       (29,949)               --
                                                      -----------       -----------
Net increase in Fund shares .......................       116,803           179,689
                                                      -----------       -----------
Shares outstanding at end of period ...............       296,592           179,789
                                                      -----------       -----------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER TAX MANAGED GROWTH FUND 27

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years Ended October 31,                                        1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period .....................   $12.73    $12.00
                                                             ----------------
Income from investment operations:
  Net investment income ..................................      .04       .01
  Net realized and unrealized gain (loss) on investments .      .94       .72
                                                             ----------------
  Total from investment operations .......................      .98       .73
  Distributions to shareholders from net investment income     (.06)       --
  Redemption fee .........................................      .01        --
Net asset value, end of period ...........................   $13.66    $12.73
                                                             ================
Total Return (%) (c) .....................................     7.77    6.08(d)**

Ratios and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions) ...................        4         2
Ratio of operating expenses to
average daily net assets (%) .............................     1.25      1.25*
Ratio of operating expenses, before
expense reductions, to average daily net assets (%) ......     5.40      25.9*
Ratio of net investment income to
average daily net assets (%) .............................      .29       .42*
Portfolio turnover rate (%) ..............................     60.8        --

(a)   Based on monthly average shares outstanding during the period.

(b) For the period September 18, 1998 (commencement of operations) to October 31, 1998.

(c)   Total return would have been lower had certain expenses not been reduced.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*     Annualized

**    Not annualized


28 SCUDDER TAX MANAGED GROWTH FUND

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Tax Managed Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated


                                              SCUDDER TAX MANAGED GROWTH FUND 29

--------------------------------------------------------------------------------

investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $132,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,847,001 and $2,179,246, respectively.


30 SCUDDER TAX MANAGED GROWTH FUND

--------------------------------------------------------------------------------

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 29, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Accordingly, for the year ended October 31, 1999, the Adviser did not impose any of its fee amounting to $29,423. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the year ended October 31, 1999, amounted to $41,047.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, SSC did not impose any of its fee, which amounted to $4,824.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, SFAC did not impose any of its fee, which amounted to $37,500.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Trustees' fees and expenses aggregated $28,800, of which $13,950 was not imposed.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's


                                              SCUDDER TAX MANAGED GROWTH FUND 31

--------------------------------------------------------------------------------

custodian and transfer agent fees were reduced by $974 and $77, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


32 SCUDDER TAX MANAGED GROWTH FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Trustees of Investment Trust and the Shareholders of Scudder Tax Managed Growth Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Managed Growth Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 16, 1999


                                              SCUDDER TAX MANAGED GROWTH FUND 33

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 1999 qualified for the dividends received deduction.

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


34 SCUDDER TAX MANAGED GROWTH FUND

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*
   o  President and Trustee

Henry P. Becton, Jr.
   o  Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
   o Trustee; Executive Fellow, Center for Business Ethics, Bentley College; President, Driscoll Associates

Peter B. Freeman
   o  Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
   o  Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
   o  Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
   o  Trustee, Vice President and Assistant Secretary

Jean C. Tempel
   o  Trustee; Venture Partner, Internet Capital Group

Bruce F. Beaty*
   o  Vice President

Jennifer P. Carter*
   o  Vice President

Philip S. Fortuna*
   o  Vice President

William F. Gadsden*
   o  Vice President

Valerie F. Malter*
   o  Vice President

Ann M. McCreary*
   o  Vice President

John Millette*
   o  Vice President and Secretary

John R. Hebble*
   o  Treasurer

Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.


                                              SCUDDER TAX MANAGED GROWTH FUND 35

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
Money Market
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
   Prime Reserve Shares*
   Premium Shares*
   Managed Shares*
  Scudder Government Money Market
   Series -- Managed Shares*

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market
   Series -- Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term
   Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
Value
  Scudder Large Company Value Fund
  Scudder Value Fund***
  Scudder Small Company Value Fund
  Scudder Micro Cap Fund
Growth
  Scudder Classic Growth Fund***
  Scudder Large Company Growth Fund
  Scudder Select 1000 Growth Fund
  Scudder Development Fund
  Scudder 21st Century Growth Fund

Global Equity
Worldwide
  Scudder Global Fund
  Scudder International Value Fund
  Scudder International Growth and
   Income Fund
  Scudder International Fund++
  Scudder International Growth Fund
  Scudder Global Discovery Fund***
  Scudder Emerging Markets Growth Fund
  Scudder Gold Fund
Regional
  Scudder Greater Europe Growth Fund
  Scudder Pacific Opportunities Fund
  Scudder Latin America Fund
  The Japan Fund, Inc.

Industry Sector Funds
Choice Series
  Scudder Financial Services Fund
  Scudder Heath Care Fund
  Scudder Technology Fund
Preferred Series
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small Company Fund


36 SCUDDER TAX MANAGED GROWTH FUND

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1-800-SCUDDER                                                    www.scudder.com

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Retirement Programs and Education Accounts
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Retirement Programs
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Variable Annuities
   Scudder Horizon Plan**[[
   Scudder Horizon Advantage**[[[

Education Accounts
  Education IRA
  UGMA/UTMA
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Closed-End Funds#
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  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                              SCUDDER TAX MANAGED GROWTH FUND 37

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


38 SCUDDER TAX MANAGED GROWTH FUND

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1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                              SCUDDER TAX MANAGED GROWTH FUND 39

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Advisor

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corSporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.